                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

 As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements, File Numbers 33-723, 33-24508, 33-78564, 33-78572 and 333-02389.


                                                             ARTHUR ANDERSEN LLP


San Diego, California
June 29, 1999